LONG-TERM DEBT	12 Months Ended
Dec. 31, 2017
LONG-TERM DEBT
LONG-TERM DEBT

NOTE 15—LONG-TERM DEBT

Long‑term debt is as follows (in millions):

	December 31,	December 31,
	2017	2016
Revolving credit facility (interest rate of 3.10% at December 31, 2017 and of 2.27% at December 31, 2016)	$220	$240
5.625% senior notes	350	350
Unamortized debt issuance costs (revolving credit facility)	(3)	(4)
Unamortized debt issuance costs (senior notes)	(5)	(6)
Total long-term debt, net of debt issuance costs	$562	$580

Credit Facility

On April 10, 2015, we entered into a third amendment to the amended credit agreement which changed the leverage‑based financial covenant from a maximum consolidated total leverage to EBITDA ratio of 3.5 to 1.0 to a maximum consolidated secured leverage to EBITDA ratio of 3.25 to 1.0. In addition, the amendment added an incurrence test requiring a maximum consolidated total leverage to EBITDA ratio of 4.5 to 1.0 on a pro forma basis in certain circumstances in which we make acquisitions or investments, incur additional indebtedness or make restricted payments. Also, the amendment added an additional pricing level to the pricing grid for when the consolidated leverage to EBITDA ratio equals or exceeds 3.5 to 1.0. This pricing level is either LIBOR plus 2.5% or the base rate plus 1.5% and requires a commitment fee on undrawn amounts of 0.4% per annum. There were no other material changes under this amendment.

On May 5, 2015, we entered into a fourth amendment which changes the definition of change of control to remove the provision that certain changes in the composition of the board of directors would constitute a change of control and therefore be a default under the credit agreement. The amendment also includes additional clarifying language regarding provisions that relate to our 5.625% senior notes due in 2023. There were no other material changes under this amendment.

On May 17, 2016, we entered into a fifth amendment to the amended credit agreement which extended the maturity of the credit facility through May 17, 2021, and modified requirements with respect to assignments by lenders in connection with the acquisition of Vistana in May of 2016. There were no other material changes under this amendment.

As of December 31, 2017, there was $220 million outstanding with $366 million available to be drawn, net of letters of credit. Any principal amounts outstanding under the revolving credit facility are due at maturity. The interest rate on the amended credit agreement is based on (at our election) either LIBOR plus a predetermined margin that ranges from 1.25% to 2.5%, or the Base Rate as defined in the amended credit agreement plus a predetermined margin that ranges from 0.25% to 1.5%, in each case based on our consolidated total leverage ratio. At December 31, 2017, the applicable margin was 1.75% per annum for LIBOR revolving loans and 0.75% per annum for Base Rate loans. The amended credit agreement has a commitment fee on undrawn amounts that ranges from 0.25% to 0.40% per annum based on our leverage ratio and as of December 31, 2017 the commitment fee was 0.275%.

Pursuant to the amended credit agreement, all obligations under the revolving credit facility are unconditionally guaranteed by ILG and certain of its subsidiaries. Borrowings are further secured by (1) 100% of the voting equity securities of ILG’s U.S. subsidiaries and 65% of the equity in our first‑tier foreign subsidiaries and (2) substantially all of our domestic tangible and intangible property.

Senior Notes

In April 2015, we completed a private offering of $350 million in aggregate principal amount of our 5.625% senior notes due in 2023. As of December 31, 2017, total unamortized debt issuance costs relating to these senior notes were $5 million, which are presented as a direct deduction from the principal amount. Interest on the senior notes is paid semi-annually in arrears on April 15 and October 15 of each year. The senior notes are unsecured and fully and unconditionally guaranteed on a joint and several basis by our domestic subsidiaries that are required to guarantee the amended credit facility. Additionally, the voting stock of the issuer and the subsidiary guarantors is 100% owned by ILG. The senior notes are redeemable from April 15, 2018 at a redemption price starting at 104.219% which declines over time.

Restrictions and Covenants

The senior notes and amended credit agreement have various financial and operating covenants that place significant restrictions on us, including our ability to incur additional indebtedness, incur additional liens, issue redeemable stock and preferred stock, pay dividends or distributions or redeem or repurchase capital stock, prepay, redeem or repurchase debt, make loans and investments, enter into agreements that restrict distributions from our subsidiaries, sell assets and capital stock of our subsidiaries, enter into certain transactions with affiliates and consolidate or merge with or into or sell substantially all of our assets to another person.

The indenture governing the senior notes restricts our ability to issue additional debt in the event we are not in compliance with the minimum fixed charge coverage ratio of 2.0 to 1.0 and limits restricted payments and investments unless we are in compliance with the minimum fixed charge coverage ratio and the amount is within a bucket that grows with our consolidated net income. We met the minimum fixed charge coverage ratio as of December 31, 2017. In addition, the amended credit agreement requires us to meet certain financial covenants regarding the maintenance of a maximum consolidated secured leverage ratio of consolidated secured debt, over consolidated Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), as defined. We are also required to maintain a minimum consolidated interest coverage ratio of consolidated EBITDA over consolidated interest expense. As of December 31, 2017, the maximum consolidated secured leverage ratio was 3.25x and the minimum consolidated interest coverage ratio was 3.0x. ILG was in compliance in all material respects with the requirements of all applicable financial and operating covenants, and our consolidated secured leverage ratio and consolidated interest coverage ratio under the amended credit agreement were 0.68 and 14.31, respectively.

Interest Expense and Debt Issuance Costs

Interest expense for the years ended December 31, 2017, 2016 and 2015 was $26 million, $23 million and $21 million, respectively. Interest expense is net of capitalized interest relating primarily to VO resorts under construction and internally-developed software totaling $5 million and $4 million for the years ended December 31, 2017 and 2016, respectively, and a negligible amount for the year ended December 31, 2015.

As of December 31, 2017, total unamortized debt issuance costs were $8 million, net of $7 million of accumulated amortization, incurred in connection with the issuance and various amendments to our amended credit agreement, the issuance of our senior notes in April 2015 and the exchange for registered notes in June 2016. As of December 31, 2016, total unamortized debt issuance costs were $10 million, net of $5 million of accumulated amortization. Unamortized debt issuance costs are presented as a reduction of long-term debt in the accompanying consolidated balance sheets, pursuant to ASC 2015-03. Unamortized debt issuance costs are amortized to interest expense through the maturity date of our respective debt instruments using the effective interest method for those costs related to our senior notes, and on a straight-line basis for costs related to our amended credit agreement.